Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2019
Deferred Acquisition Costs
Deferred Acquisition Costs

8. Deferred Acquisition Costs

Deferred acquisition costs consist primarily of commission costs and premium taxes incurred on the successful acquisition of business written on a direct basis. The amortization of deferred acquisition costs is included in other insurance expense on the consolidated statements of operations and comprehensive loss. The following tables present the policy acquisition costs deferred and amortized ($ in millions):

	December 31,
	2018	2019
Deferred Acquisition Costs
Balance, beginning of year	$0.1	$0.6
Add:
Premium taxes	1.2	3.2
Direct commissions	—	0.1
Less:
Amortization of net deferred acquisition costs	(0.7)	(2.1)
Balance, end of year	$0.6	$1.8
Other Insurance Expense
Amortization of net deferred acquisition costs	$0.7	$2.1
Period costs	3.5	7.5
Total other insurance expense	$4.2	$9.6